EXHIBIT 10.3

GUARANTY

NewAlliance Bank
195 Church Street
New Haven, CT 06510

Gentlemen:

To induce NewAlliance Bank (hereinafter referred to as the "Lender") to enter into a Third Modification Agreement (“Third Modification”) dated of even date herewith with CAS Medical Systems, Inc.  (hereinafter referred to as the “Borrower”) modifying  a Revolving Loan to Borrower evidenced by a Commercial Revolving Promissory Note dated February 11, 2008  from Borrower in favor of Lender in the amount of ten million dollars ($10,000,000.00), as modified by Debt Modification Agreement (the “First Modification”) from Borrower dated December 31, 2008, as further modified by Second Modification Agreement executed April 3, 2009 (the “Second Modification”) reducing the principal amount outstanding at anytime to five million dollars ($5,000,000.00), and as further modified by Third Modification (said Commercial Revolving Promissory Note, as modified by the First Modification, Second Modification and Third Modification, and as the same may be further amended and/or restated from time to time, the “Note,” and the loan evidenced by the Note, herein called the “Loan, and the Commercial Loan Agreement dated February 11, 2008 between Borrower and Lender, as modified by the First Modification, the Second Modification and the Third Modification, and as the same may be further amended and/or restated from time to time, herein called the “Loan Agreement"”) and, in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by the Lender to or for the account of the Borrower in connection with the Loan, the undersigned (the "Guarantor") unconditionally guarantees by this agreement (the "Guaranty") the payment and performance from or by the Borrower of any and all Obligations (as hereafter defined). The term "Obligations," as used herein, shall mean the Loan, all amounts advanced and/or outstanding from time to time under or pursuant to the Loan Agreement and/or the Note, and any and all principal, interest, commissions, fees, amounts, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against the Borrower by the Lender or owing by the Borrower to the Lender under, pursuant to or in connection with the Note, the Loan Agreement, and/or the Loan, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising no matter how or when arising under any present or future agreement or instrument between the Borrower and the Lender or otherwise, and the performance and fulfillment by the Borrower of all of the terms, conditions, promises, covenants, agreements and provisions contained in said Note, the Loan Agreement and/or in any present or future documents or agreements now or hereafter evidencing, relating to, executed in connection with, or securing the Loan (said documents and agreements, including, without limitation, the Note and Loan Agreement, herein called the “Loan Documents”).

The Guarantor also agrees:  to indemnify the Lender and hold the Lender harmless against all losses in any way suffered, incurred or paid by the Lender as a result of or in any way arising out of, or following, or consequential to transactions with the Borrower, with respect to the Note,  including all costs of collection and expenses including reasonable attorneys’ fees incurred by the Lender to collect the Obligations from any party liable for the payment thereof whether as maker, endorser, guarantor, surety or otherwise (hereinafter the “Parties”), or in protecting, enforcing or realizing upon Lender’s rights in connection with any collateral securing the Obligations, or any guaranty thereof; that said costs, expenses and attorneys’ fees enumerated above shall expressly include those as may be incurred by the Lender to collect the Obligations from any of the Parties after judgment in favor of the Lender by any court of competent jurisdiction including those incurred by the Lender to foreclose any judgment lien, or to realize upon any collateral or to otherwise obtain payment and satisfaction of such judgment from any of the Parties; that the obligation to pay the reasonable attorneys’ fees of the Lender in connection with the protecting, enforcing or realizing of the rights and remedies above described shall exist whether or not proceedings are instituted or legal appearances made in any court of competent jurisdiction on behalf of Lender; that this Guaranty shall not be impaired by any modification, extension, renewal, compromise, release, substitution, surrender, exchange or other alteration of any of the Loan Documents, Obligations or agreements whatever with the Borrower or anyone else including but not limited to the release, substitution, surrender, exchange or other alteration to all or any part of the collateral securing the Obligations or the release of any other guarantor of the Obligations; that this Guaranty shall not be impaired by the Lender’s obtaining additional security for any of the Obligations; that the liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring the Lender first to resort to any other right, remedy or security; that no Guarantor shall have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and Obligations of the Borrower to the Lender and the Guarantor hereby expressly waives any and all of said rights of subrogation, reimbursement, indemnity, and recourse to security; that the Guarantor shall not be deemed a “creditor” of the Borrower with respect to the Obligations as said term “creditor” is defined in the U.S. Bankruptcy Code, as amended; and this Guaranty is, and shall be as to the Guarantor continuing, and shall not terminate unless and until all of the Obligations have been paid in full and any obligation of the Lender to make, or right of Borrower to obtain advances under any of  the Loan Documents shall have terminated; and that if there is more than one guarantor of the Obligations, whether hereunder or under any separate instrument of guaranty, the liability of the Guarantor and any and all other guarantors shall be joint and several.

The Guarantor represents and warrants that as of the date of this Guaranty:

A.           The Guarantor is generally paying its debts as such debts become due, the fair market value of its assets exceeds its liabilities and no bankruptcy or insolvency proceedings are pending or contemplated by or against the Guarantor.

B.           All reports, statements and other data furnished by the Guarantor to the Lender in connection with the Loan are true, correct and complete in all material respects and do not omit any fact or circumstance which would make the statements contained therein misleading; present fairly the financial position of the Guarantor as of the date stated therein, and the results of the Guarantor's operation and changes in financial position for the years then ended and the statements are prepared in conformity with generally accepted accounting principles applied on a consistent basis; and that no material adverse change has occurred in the financial condition of the Guarantor since the date of said financial statement.

C.           The Guarantor is a duly organized validly existing corporation under the laws of the State of Delaware and has the authority to execute and deliver this Guaranty; this Guaranty is a valid and binding obligation of the Guarantor enforceable in accordance with its terms.

D.           There is no action, suit or proceeding pending, or to the knowledge of the Guarantor, threatened against or materially affecting the Guarantor or which involves the possibility of any judgment or liability not fully covered by insurance or which, in the Guarantor's opinion, might result in any adverse change in the business, assets or operations of the Guarantor which would, in any way, materially and adversely affect the validity or enforceability of this Guaranty.

E.           The Guarantor is not a party to or bound by any contract, agreement or other instrument, or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, rule or regulation which now or in the future may materially and adversely affect the business, operations, properties, assets or condition, financial or otherwise, of the Guarantor.

F.           The Guarantor has filed all required federal, state and local tax returns, and no claims have been asserted and/or are unpaid with respect to such taxes.

G.           The Guarantor is not in default under the terms of any instrument evidencing or securing any indebtedness of the Guarantor and there has occurred no event which would, if uncured or uncorrected, constitute a default under any such instrument with the giving of notice, passage of time, or both.

H.           The assumption by the Guarantor of the Obligations hereunder will result in a financial benefit to the Guarantor.

I.           The Guarantor is duly qualified to transact business, as a foreign corporation, in Florida and in all jurisdictions in which the character of the properties owned or the nature of the activities conducted by such corporation requires its qualification as a foreign corporation.

Guarantor hereby covenants and agrees that Guarantor shall (a) furnish or cause to be furnished to Lender annually, within 90 days following the end of Borrower’s fiscal year ( i ) the financial statement of Guarantor, in form, substance, and detail satisfactory to Lender; and (ii) a copy of the annual federal and state income tax returns of Guarantor, for the year most recently ended; provided, however, that so long as the Guarantor’s tax returns and financial statements are included within the financial statements and tax returns which the Borrower is obligated to provide and does provide to Lender in accordance with the terms of Borrower’s agreements with Lender, Guarantor need not provide such tax returns and financial statements of Guarantor; and

(b) deliver to Lender, within ten (10) days following Lender’s request therefor, such financial reports and information with respect to the Guarantor, as the Lender may request from time to time, in form and detail satisfactory to Lender.

The Guarantor hereby gives the Lender a lien and right of setoff for all the Guarantor’s obligations hereunder and the Borrower’s Obligations upon and against the deposits, credits and property of the Guarantor now or hereafter in the Lender’s possession or control or in transit to the Lender.  The Lender may at any time apply the same or any part thereof to any of the Guarantor’s obligations hereunder and/or the Borrower’s Obligations, though unmatured, without notice and without first resorting to any other collateral.

The Guarantor waives:  notice of acceptance hereof; presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which the Guarantor might otherwise be entitled.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or otherwise must be restored by the Lender to the Borrower or to the creditors of the Borrower or any representative of the Borrower or representative of the Borrower’s creditors upon the insolvency, bankruptcy or reorganization of the Borrower, or to the Guarantor or to the creditors of the Guarantor or any representative of the Guarantor or representative of the creditors of the Guarantor upon the insolvency, bankruptcy or reorganization of any Guarantor, or otherwise, all as though such payments had not been made.

Any and all present and future debts and obligations of the Borrower or any other guarantor to the Guarantor are hereby waived and postponed in favor of, and subordinated to payment in full of, the Obligations by the Borrower to the Lender.  As security for this Guaranty, the Guarantor hereby assigns to the Lender all claims of any nature which the Guarantor may now or hereafter have against the Borrower.  This assignment shall terminate upon payment and performance of the Obligations in full and the termination of any obligation of the Lender to make, or right of Borrower to obtain, advances under any of  the Loan Documents.

The Lender may from time to time, whether before or after any discontinuance of this Guaranty, without notice to the Guarantor, assign or transfer any or all of the Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Obligations shall be and remain Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender; provided, however, that unless the Lender shall otherwise consent in writing, the Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of the Lender, as to those of the Obligations which the Lender has not assigned or transferred.

THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS GUARANTY IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES THE RIGHT TO NOTICE AND HEARING UNDER CONNECTICUT

GENERAL STATUTE SECTION 52-278a ET SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW, WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER, ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER AS WELL AS GUARANTOR’S RIGHT TO REQUEST THAT LENDER POST A BOND IN CONNECTION WITH ANY SUCH PREJUDGMENT REMEDY. MORE SPECIFICALLY, THE GUARANTOR ACKNOWLEDGES THAT LENDER’S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER.

THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS GUARANTY, OR ANY ASSIGNMENT THEREOF.

THE GUARANTOR AND THE LENDER HEREBY AGREE THAT THE FOLLOWING COURTS:

STATE COURT -	ANY STATE OR LOCAL COURT OF THE STATE OF
CONNECTICUT

FEDERAL COURT -	UNITED STATES DISTRICT COURT FOR THE
DISTRICT OF CONNECTICUT

OR AT THE OPTION OF THE LENDER, ANY COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY (COLLECTIVELY REFERRED TO AS THE “COURTS”), SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE LENDER PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR TO ANY MATTER ARISING THEREFROM.  THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS, MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS SET FORTH BELOW.  SHOULD THE GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN

ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.  THE EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS GUARANTY TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Connecticut, shall be binding upon the heirs, executors, administrators, successors and assigns of the Guarantor and shall inure to the benefit of the Lender’s successors and assigns. If there be more  than one Guarantor hereunder, any reference to or covenant, representation, or acknowledgement made by “the Guarantor” shall apply to each and any Guarantor, and the undersigned shall be jointly and severally liable hereunder.

Dated:  March 11, 2010

GUARANTOR STATCORP, INC. By: /s/ Jeffery A. Baird Jeffery A. Baird Its Vice President, Treasurer and Secretary Address: 14476 Duval Place West Suite 303 Jacksonville, FL 32218

STATE OF CONNECTICUT COUNTY OF NEW HAVEN	) ) )	ss. New Haven

On this the 11th day of March, 2010, before me, the undersigned officer, personally appeared Jeffery A. Baird, who acknowledged himself to be the Vice President, Treasurer and Secretary of STATCORP, Inc., a Delaware corporation, and that he as such Vice President, Treasurer and Secretary being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of such corporation by himself as Vice President, Treasurer and Secretary.

In witness whereof, I hereunto set my hand.

/s/ Christian M. McNamara Christian M. McNamara Commissioner of the Superior Court